Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Douglas M. Pasquale	Mark L. Desmond
	President & CEO	Senior Vice President & CFO
	(949) 718-4400	(949) 718-4400

NHP REPORTS SECOND QUARTER RESULTS

(NEWPORT BEACH, California, July 27, 2004) … Nationwide Health Properties, Inc. (NYSE:NHP) announced today results of its operations for the second quarter of 2004 and the six months ended June 30, 2004.

Revenues for the second quarter of 2004 were $47,204,000 versus $40,180,000 a year ago and income available to common stockholders was $15,453,000 ($0.23 per share) compared to $12,173,000 ($0.22 per share) in the second quarter of 2003. Funds from operations (FFO) was $27,957,000 ($0.42 per diluted share) compared with $22,809,000 ($0.41 per diluted share) for the second quarter of 2003. The results for the second quarter of 2004 include an unexpected charge of $745,000, included in general and administrative expense, related to the lease-up of a restructured skilled nursing facility. (FFO is a non-GAAP measure that the Company believes is important to an understanding of its operations; a reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.)

Revenues for the six months ended June 30, 2004 were $88,396,000 versus $80,060,000 a year ago and income available to common stockholders was $28,089,000 ($0.43 per share) compared to $23,163,000 ($0.44 per share) for the six months ended June 30, 2003. Included in the first quarter of 2004 was a one-time charge of $1,402,000 ($0.02 per share) for accrued benefits related to the former President and CEO’s retirement. For the six months ended June 30, 2004 diluted FFO per share was $0.78 versus $0.87 for the six months ended June 30, 2003. The decrease in FFO per share was primarily due to the common stock issuance in April 2003.

“We are pleased with our 2004 second quarter and six-month performance,” said Douglas M. Pasquale, President & Chief Executive Officer. “In addition to completing several quality investments totaling almost $265,000,000 with three existing and five new customers, we have de-levered our balance sheet through two equity offerings totaling nearly $250,000,000 and have substantially improved our financial flexibility through the $250,000,000 expansion of our credit facility.”

SECOND QUARTER HIGHLIGHTS

•	On April 1, 2004, the Company acquired and triple-net master leased to Emeritus Corporation seventeen (17) assisted living facilities for $136 million. An additional ALF was added to the portfolio in June bringing the total investment to $139.1 million.

•	The Company increased its bank line of credit from $150 million to $400 million in April 2004.

•	On May 5, 2004, the Company completed an acquisition and leaseback of two ILFs for $31.2 million with Hearth Management, LLC, and acquired a skilled nursing facility for $2.8 million that it leased to Southwest LTC.

•	On June 1, 2004, the Company added two more SNFs to its Life Care Centers of America portfolio for an investment totaling $11.9 million.

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•	On June 29, 2004, the Company priced one million shares of 7.75% Series B Cumulative Convertible Preferred Stock at $100 per share that were issued on July 2, 2004, raising $97 million in equity.

2004 GUIDANCE

The Company reaffirmed its standing 2004 guidance of $1.66 per share, but noted the additional dilution from the convertible preferred stock offering coupled with the unexpected lease-up changes leaves little margin for error. Our diluted FFO per share estimate of $1.66 for 2004 is predicated on net income per share of $1.07 less preferred dividends of $0.12 per share plus depreciation of $0.71 per share.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended June 30, 2004. The conference call is accessible by dialing 877-356-5705 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PDT that day until midnight Tuesday, August 10, 2004. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 8601120. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 401 facilities in 38 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition,

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including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; the ability of our operators to repay deferred rent or loans in future periods; our ability to meet acquisition goals; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on March 9, 2004.

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NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

JUNE 30, 2004

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Rental income	$43,973	$36,882	$81,988	$73,501
Interest and other income	3,231	3,298	6,408	6,559

	47,204	40,180	88,396	80,060
Expenses:
Interest & amortization of deferred financing costs	14,646	14,508	27,268	29,638
Depreciation and amortization	12,115	10,691	22,602	21,090
General and administrative	3,348	2,040	7,215	3,891

	30,109	27,239	57,085	54,619

Income before unconsolidated entity	17,095	12,941	31,311	25,441
Income from unconsolidated joint venture	518	489	930	982

Income from continuing operations	17,613	13,430	32,241	26,423
Discontinued operations
Gain/(loss) on sale of facilities	(204)	444	(204)	444
Income/(loss) from discontinued operations	(37)	218	(109)	135

	(241)	662	(313)	579

Net income	17,372	14,092	31,928	27,002
Preferred stock dividends	(1,919)	(1,919)	(3,839)	(3,839)

Income available to common stockholders	$15,453	$12,173	$28,089	$23,163

Reconciliation between funds from operations and net income:
Net income	$17,372	$14,092	$31,928	$27,002
Preferred stock dividends	(1,919)	(1,919)	(3,839)	(3,839)
Depreciation and amortization	12,115	10,691	22,602	21,090
Depreciation in income from joint venture	185	187	372	374
Depreciation in discontinued operations	—	202	—	477
(Gain)/loss on sale of facilities	204	(444)	204	(444)
Impairment of assets in discontinued operations	—	—	—	645
Loss on sale of facility from joint venture	—	—	77	—

Funds From Operations (“FFO”) available to common stockholders (1)	$27,957	$22,809	$51,344	$45,305

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.24	$0.21	$0.43	$0.43

Discontinued operations	$(0.01)	$0.01	$—	$0.01

Net income	$0.23	$0.22	$0.43	$0.44

Funds from operations (1)	$0.42	$0.41	$0.78	$0.87

Weighted average shares outstanding	66,561	55,451	65,679	52,362

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation, impairment of assets and gains (losses) from sales of facilities (all of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation and impairment of assets, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs or as defined by the National Association of Real Estate Investment Trusts. The Securities and Exchange Commission may not allow the Company to add back impairment of assets charges in the calculation of funds from operations in the future and for all comparable periods. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

JUNE 30, 2004

(IN THOUSANDS)

	June 30, 2004	December 31, 2003
ASSETS
Investments in real estate:
Real estate properties
Land	$177,910	$153,002
Buildings and improvements	1,556,850	1,316,163

	1,734,760	1,469,165
Less accumulated depreciation	(280,604)	(259,406)

	1,454,156	1,209,759
Mortgage loans receivable, net	92,171	93,386
Investment in unconsolidated joint venture	13,773	14,824

	1,560,100	1,317,969
Cash and cash equivalents	9,683	10,726
Receivables	7,750	5,661
Assets held for sale	3,161	3,511
Other assets	52,010	46,688

	$1,632,704	$1,384,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$176,000	$63,000
Senior notes due 2004 - 2038	514,000	540,750
Notes and bonds payable	176,050	133,775
Accounts payable and accrued liabilities	45,907	44,623
Stockholders’ equity:
Preferred stock	100,000	100,000
Common stock	6,649	5,897
Capital in excess of par value	864,884	725,260
Cumulative net income	765,881	733,953
Cumulative dividends	(1,016,667)	(962,703)

Total stockholders’ equity	720,747	602,407

	$1,632,704	$1,384,555

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2004

PORTFOLIO COMPOSITION
EQUITY OWNERSHIP	95%
MORTGAGE LOANS RECEIVABLE	5%

100%
ASSISTED AND INDEPENDENT LIVING FACILITIES	51%
SKILLED NURSING FACILITIES	33%
CONTINUING CARE RETIREMENT COMMUNITIES	12%
OTHER	4%

100%

	FACILITIES		INVESTMENT
OWNED FACILITIES
ASSISTED & IND LIVING FACILITIES	152	$925,569,000	$77,616	PER UNIT
SKILLED NURSING FACILITIES	160	547,983,000	$29,613	PER BED
CONTINUING CARE RETIREMENT COM.	12	194,070,000	$68,552	PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578	PER BED

	331	$1,734,760,000

	FACILITIES		INVESTMENT
MORTGAGE LOANS RECEIVABLE
SKILLED NURSING FACILITIES	19	$62,235,000	$24,358	PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	21,436,000	$50,084	PER BED/UNIT

	21	$92,171,000

	2004	2003	2002
TOTAL RENT COVERAGE - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.3	1.3	1.4
SKILLED NURSING FACILITIES	1.8	1.7	1.7
CONTINUING CARE RETIREMENT COMMUNITIES	1.6	1.6	1.5
OCCUPANCY - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	88%	88%
SKILLED NURSING FACILITIES	82%	82%	84%
CONTINUING CARE RETIREMENT COMMUNITIES	88%	89%	90%
PERCENT PRIVATE PAY AND MEDICARE
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	32%	31%	29%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2004

INVESTMENT BY OPERATOR

(excluding assets held for sale)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
ALTERRA HEALTHCARE CORPORATION	54	$194,046,000	11%	11%
AMERICAN RETIREMENT CORPORATION*	16	186,523,000	10%	10%
EMERITUS CORPORATION*	18	139,060,000	8%	7%
ATRIA SENIOR LIVING GROUP	17	124,583,000	7%	10%
BEVERLY ENTERPRISES, INC.*	26	95,594,000	5%	7%
LAUREATE GROUP	6	83,881,000	5%	4%
COMPLETE CARE SERVICES	34	68,231,000	4%	5%
SENIOR SERVICES OF AMERICA	9	60,429,000	3%	1%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
LIFE CARE CENTERS OF AMERICA, INC.	8	58,653,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	19	50,931,000	3%	3%
LIBERTY HEALTHCARE	12	47,788,000	3%	2%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	3%
EPOCH SENIOR LIVING, INC.	5	44,854,000	2%	2%
THE NEWTON GROUP, LLC	4	42,400,000	2%	1%
OTHER - PUBLIC COMPANIES	24	85,891,000	5%	5%
OTHER	88	439,534,000	24%	23%

	352	$1,826,931,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$39,091,000
CASH DEPOSITS		16,383,000

		$55,474,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT (MATURES 4/07)		$176,000,000	9%
SENIOR DEBT		690,050,000	37%
EQUITY (UNDEPRECIATED BOOK BASIS)		1,001,351,000	54%

		$1,867,401,000

DEBT COMPOSITION

		AMOUNT		WEIGHTED RATE
FIXED RATE		$672,592,000		7.6%
FLOATING RATE		$17,458,000		1.3%
FLOATING RATE REVOLVING BANK LINE OF CREDIT		$176,000,000		4.25% Prime/2.5% LIBOR

	FACILITIES		INVESTMENT

CURRENT QUARTER ACQUISITIONS
SKILLED NURSING FACILITIES	3	$14,773,000	$40,035	PER BED
ASSISTED & IND LIVING FACILITIES	20	170,216,000	$114,162	PER UNIT

	23	$184,989,000

CURRENT YEAR ACQUISITIONS
SKILLED NURSING FACILITIES	7	$29,917,000	$43,046	PER BED
ASSISTED & IND LIVING FACILITIES	22	184,395,000	$110,748	PER UNIT
SPECIALTY HOSPITALS	5	50,066,000	$267,733	PER BED/UNIT

	34	$264,378,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2004

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q3 2004	$44,000,000		9.9%
Q4 2004	55,000,000	(1)	6.9%
Q1 2005	18,000,000		8.7%
Q4 2006	63,500,000		7.4%
Q1 2007	25,000,000		7.4%
Q2 2007	60,000,000		7.4%
Q1 2008	25,000,000		8.5%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	50,000,000		7.8%
2010	—		—
2011	—		—
2012	100,000,000		8.3%
2013	—		—
THEREAFTER	—		—

	$514,000,000		7.8%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2004, ‘07, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.

(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
Q3 2005	$1,530,000	7.6%
Q4 2005	13,440,000	7.6%
2011	6,072,000	7.7%
2012	28,948,000	7.7%
2013	36,391,000	5.9%
THEREAFTER	89,669,000	5.7%

	$176,050,000	6.3%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2004	$911,000	2
2005	2,752,000	5
2006	17,169,000	40
2007	5,851,000	13
2008	2,967,000	7
2009	3,148,000	7
2010	14,298,000	26
2011	4,836,000	15
2012	18,401,000	22
2013	15,144,000	26
THEREAFTER	86,656,000	168

	$172,133,000	331

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2004

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2004	$6,670,000	2
2005	1,231,000	1
2006	10,043,000	4
2007	16,134,000	2
2008	5,557,000	1
2009	859,000	—
2010	1,005,000	—
2011	4,993,000	2
2012	1,222,000	—
2013	9,850,000	—
THEREAFTER	36,445,000	9

	$94,009,000	21

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED JUNE 30, 2004 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 48 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENT

	Three Months Ended June 30, 2004	Six Months Ended June 30, 2004
Rental income	$3,726	$7,453
Expenses:
Interest and amortization of deferred financing costs	1,094	2,299
Depreciation and amortization	739	1,478
General and administrative	193	426

	2,026	4,203

Income from continuing operations	1,700	3,250
Discontinued operations
Loss on sale	—	(307)
Income from discontinued operations	—	29

	—	(278)

Net income	$1,700	$2,972

BALANCE SHEET

ASSETS
Real estate:
Land	$12,876
Buildings and improvements	106,259

119,135
Less accumulated depreciation	(6,314)

112,821
Cash and cash equivalents	5,742
Other assets	1,087

$119,650

LIABILITIES AND EQUITY
Notes and bonds payable	$60,768
Accounts payable and accr. liab.	3,791
Equity:
Capital Contributions	65,501
Distributions	(23,476)
Cumulative net income	13,066

Total equity	55,091

$119,650